SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2004

                        Commission File Number: 000-31567

                           Rapid Bio Tests Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                35-0511303
------                                                                ----------
(State or other jurisdiction of            (I.R.S. Employer Identification  No.)
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                      97478
------------------------------------                                       -----
(Address of principal executive offices)                              (Zip Code)



                                  (541)686.5989
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 18, 2004 Dr. Michael Huchital accepted his appointment as a director of Rapid Bio Tests Corporation, a Nevada corporation (the "Registrant"). Dr. Huchital is the Registrant's recently-appointed Chief Executive Officer. On August 6, 2004, the Registrant entered into an employment agreement with Dr. Huchital which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Index to Exhibits

10.2     Employment agreement with Dr. Huchital

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         Rapid Bio Tests Corporation

August 19, 2004                  By:      /s/  Michael Huchital
                                          -----------------------------------
                                          Michael Huchital
                                          Chief Executive Officer